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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              October 24, 1997



    AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3
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           (Exact name of registrant as specified in its charter)




           New York                  333-30759-01          Application Pending
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                Number)             Identification No.)

              c/o The Bank of New York
              101 Barclay Street, 12E
                    New York, NY                                 10286
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code (214) 953-7700

                                  No Change
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        (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

Description of the Conveyance of Subsequent Mortgage Loans

         On October 24, 1997, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3 (the "Trust") acquired $22,991,870.39 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 1997, between AMRESCO Residential Capital Markets Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Option One Mortgage Corporation, as a Servicer, Advanta Mortgage Corp. USA, as a Servicer and Long Beach Mortgage Company, as a Servicer and The Bank of New York, in its capacity as Trustee (the "Pooling and Servicing Agreement") and a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser dated October 24, 1997 (the "Subsequent Transfer Agreement"). The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated September 5, 1997, and the Prospectus Supplement dated September 5, 1997, filed pursuant to Rule 424(b)(5) of the Act on September 18, 1997. The Schedule of Subsequent Mortgage Loans are attached to the Subsequent Transfer Agreement.


Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

10.1 Subsequent Transfer Agreement dated as of October 24, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3 as the Purchaser.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  By:   AMRESCO Residential Securities
                                        Corporation Mortgage Loan Trust 1997-3

                                  By:   /s/ Ronald B. Kirkland
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                                        Name:      Ronald B. Kirkland
                                        Title:     Vice President and
                                                   Chief Accounting Officer

Dated:  October 28, 1997





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                                 EXHIBIT INDEX

                                  Description
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10.1     Subsequent Transfer Agreement dated as of October 24, 1997, among
         AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3 as the Purchaser.